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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-47733, 33-50038 and 33-55462) of Stac, Inc. of our report dated October 23, 1998, except as to Note 12, which is as of December 16, 1998, appearing on page F-1 of this Form 10-K/A.


/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Diego, California
January 27, 1999